UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022

APPLIED THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38898	81-3405262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 Fifth Avenue, Suite 1400 New York, NY 10017	10017 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 220-9226

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2022, at a Special Meeting of Stockholders (the “Special Meeting”), the stockholders of Applied Therapeutics, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of the Company’s common stock authorized for issuance from 100,000,000 shares to 200,000,000 shares (the “Authorized Shares Increase Proposal”).  The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware on October 26, 2022.  The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the stockholders of the Company voted on the matter described below.

1.
The Company’s stockholders approved the Authorized Shares Increase Proposal.  The numbers of shares that voted for, against and abstained from voting for or against the Authorized Shares Increase Proposal are summarized in the table below.

Votes For	Votes Against	Abstentions
40,298,580	1,460,177	29,007

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED THERAPEUTICS, INC.

Dated: October 28, 2022	By:	/s/ Shoshana Shendelman
	Name:	Shoshana Shendelman
	Title:	President and Chief Executive Officer